SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC
                                 20549

                                FORM 8-K

                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                   Date of report:  As of September 20, 1999


                                 TRISM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      0-23210            13-3491658
(State of Other Jurisdiction        (Commission        (I.R.S. Employer
 of incorporation)                   File Number)       Identification No.)

                                  4174 Jiles Road,
                                Kennesaw, GA  30144
                    (Address of Principal Executive Office)


   Registrant's telephone number, including area code:  (770) 795-4600

Item 5.  Other Events

On September 20, 1999, the Registrant issued a press released, included as an exhibit to this Report, announcing that it and its nine principal subsidiaries have filed petitions for reorganization under Chapter 11 of the United States Bankruptcy Code as part of its previously announced plan to restructure the Registrant. The information set forth in the press release is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)	Exhibits
   Exhibit No.                                     Exhibit
     99.1                            Press Release issue Sept. 20, 1999



                            SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRISM, INC.



                                By:     /s/ James G. Overley
                                        James G. Overley, Senior Vice
                                        President of Finance and Treasurer


Date:  September 20, 1999